UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2014

Piedmont Office Realty Trust, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-34626

Maryland	58-2328421
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

11695 Johns Creek Parkway

Suite 350

Johns Creek, GA 30097-1523

(Address of principal executive offices, including zip code)

770-418-8800

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

On March 6, 2014, Piedmont Operating Partnership, LP (the “Operating Partnership”), the operating partnership and wholly-owned subsidiary of Piedmont Office Realty Trust, Inc. (the “Company”), issued $400 million in aggregate principal amount of 4.450% Senior Notes due 2024 (the “Notes”), which mature on March 15, 2024, pursuant to an indenture, dated as of March 6, 2014 (as amended and supplemented by a supplemental indenture (the “Supplemental Indenture”), dated March 6, 2014, the “Indenture”), by and among the Operating Partnership, the Company and U.S. Bank National Association, as trustee (the “Trustee”). The Notes are fully and unconditionally guaranteed by the Company.

The Notes were offered by means of a prospectus supplement and accompanying prospectus filed with the Securities and Exchange Commission. Copies of the Indenture and the Supplemental Indenture are attached hereto as Exhibits 4.1 and 4.2 and are incorporated herein by reference.

Item 8.01. Other Events.

On February 25, 2014, the Operating Partnership and the Company entered into an agreement (the “Underwriting Agreement”) among the Operating Partnership, the Company, J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. LLC, as representatives of the underwriters listed on Schedule 1 thereto (the “Underwriters”). Pursuant to the Underwriting Agreement, the Operating Partnership agreed to sell and the Underwriters agreed to purchase from the Operating Partnership, subject to and upon the terms and conditions set forth in the Underwriting Agreement, the Notes.

A copy of the Underwriting Agreement is attached hereto as Exhibit 1.1 and is incorporated herein by reference. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Underwriting Agreement.

The Company is filing this Current Report on Form 8-K so as to file with the Securities and Exchange Commission certain items that are to be incorporated by reference into a Registration Statement on Form S-3 (Registration No. 333-189102).

On February 25, 2014, the Company issued a press release announcing the pricing of the offering of the Notes. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description

1.1	Underwriting Agreement, dated February 25, 2014, by and among Piedmont Operating Partnership, LP, Piedmont Office Realty Trust, Inc. and J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. LLC, as representatives of the underwriters listed on Schedule 1 thereto.

4.1	Indenture, dated March 6, 2014, by and among Piedmont Operating Partnership, LP, Piedmont Office Realty Trust, Inc. and U.S. Bank National Association, as trustee.

4.2	Supplemental Indenture, dated March 6, 2014, by and among Piedmont Operating Partnership, LP, Piedmont Office Realty Trust, Inc. and U.S. Bank National Association, as trustee.

4.3	Form of 4.450% Senior Notes due 2024 (included in Exhibit 4.2)

5.1	Opinion of King & Spalding LLP.

5.2	Opinion of Venable LLP.

8.1	Tax Opinion of King & Spalding LLP.

99.1	Press release dated February 25, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Piedmont Office Realty Trust, Inc.
(Registrant)

Date: March 6, 2014	By:	/s/ Robert E. Bowers
Robert E. Bowers
Chief Financial Officer and Executive Vice President

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated February 25, 2014, by and among Piedmont Operating Partnership, LP, Piedmont Office Realty Trust, Inc. and J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. LLC, as representatives of the underwriters listed on Schedule 1 thereto.

4.1	Indenture, dated March 6, 2014, by and among Piedmont Operating Partnership, LP, Piedmont Office Realty Trust, Inc. and U.S. Bank National Association, as trustee.

4.2	Supplemental Indenture, dated March 6, 2014, by and among Piedmont Operating Partnership, LP, Piedmont Office Realty Trust, Inc. and U.S. Bank National Association, as trustee.

4.3	Form of 4.450% Senior Notes due 2024 (included in Exhibit 4.2)

5.1	Opinion of King & Spalding LLP.

5.2	Opinion of Venable LLP.

8.1	Tax Opinion of King & Spalding LLP.

99.1	Press release dated February 25, 2014.